UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2017

Hawaiian Telcom Holdco, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34686 (Commission File Number)	16-1710376 (I.R.S. Employer Identification No.)

1177 Bishop Street, Honolulu, Hawaii (Address of principal executive offices)	96813 (Zip Code)

Registrant’s telephone number, including area code (808) 546-4511

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 7, 2017, Hawaiian Telcom Holdco, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). As of September 26, 2017, the Company’s record date for the Special Meeting, there were a total of 11,587,963 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting.  At the Special Meeting, 10,008,766 shares of the Company’s common stock were represented in person or by proxy and, therefore, a quorum was present.

Set forth below are the final results for each of the proposals submitted to a vote of stockholders at the Special Meeting.  The proposals are described in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on October 5, 2017.

	For	Against	Abstain	Broker Non-Votes
1. To adopt the Agreement and Plan of Merger, dated as of July 9, 2017, by and among the Company, Cincinnati Bell Inc. and Twin Acquisition Corp. (the “merger agreement”).	9,990,714	510	17,542	0

	For	Against	Abstain	Broker Non-Votes
2. To approve, on a nonbinding, advisory basis, certain compensation that will be paid or may become payable to the Company’s named executive officers that is based on or otherwise relates to the merger as disclosed pursuant to Item 402(t) of Regulation S-K.	9,911,957	77,552	19,257	0

	For	Against	Abstain	Broker Non-Votes
3. To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the merger agreement.	9,670,771	319,769	18,226	0

No other proposals were submitted for stockholder action.

Each of the proposals was adopted by the requisite holders of the Company’s common stock. Adjournment of the Special Meeting to solicit additional proxies was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to approve the proposal to adopt the merger agreement.

Section 8 — Other Events

Item 8.01 Other Events.

On November 7, 2017, the Company issued a press release (the “Press Release”) announcing the results of the voting at the Special Meeting. A copy of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Hawaiian Telcom Holdco, Inc., dated November 7, 2017.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger of Twin Acquisition Corp. with and into the Company pursuant to the merger agreement (the “merger”) and related transactions and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this report, the words “expect,” “believe,” “anticipate,” “goal,” “plan,” “intend,” “estimate,” “may,” “will” or similar words are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks, uncertainties and other factors that could cause the actual results to differ materially from such forward-looking statements, including, but not limited to (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or conditions to the closing of the merger may not be satisfied or waived, (2) the failure to satisfy the closing conditions,  (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger, (4) the effect of the announcement of the merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally, (5) the transaction may involve unexpected costs, liabilities or delays, (6) the Company’s business may suffer as a result of the uncertainty surrounding the transaction, (7) the outcome of any legal proceeding relating to the transaction, (8) the Company may be adversely affected by other economic, business and/or competitive factors, and (9) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s 2016 Annual Report on Form 10-K, the Company’s quarterly reports on Form 10-Q and Current Reports on Form 8-K.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Hawaiian Telcom Holdco, Inc., dated November 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN TELCOM HOLDCO, INC.

November 7, 2017	/s/ Scott K. Barber
Scott K. Barber
President and CEO